                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 9, 1996



       CORPORATE PROPERTY ASSOCIATES 5, A CALIFORNIA LIMITED PARTNERSHIP
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                   0-15778                 13-3327950
  -------------------------    ---------------------    ----------------------
   (State of Organization)     (Commission File No.)        (IRS Employer
                                                        Identification Number)


                        50 Rockefeller Plaza, 2nd Floor
                              New York, NY  10020
                    ---------------------------------------
                   (Address of principal executive offices)



                                (212) 492-1100
            ------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 2.  DISPOSITION OF PROPERTY
- --------------------------------

          On April 9, 1996, Corporate Property Associates 5, a California limited partnership (the "Partnership"), sold to Centerpoint Properties Corporation ("Centerpoint") an improved parcel of real property located in Hodgkins, Illinois (the "GATX Property"), the Equipment and all intangible property associated with the GATX Property for a gross sales price of $13,200,000.

          The Partnership applied approximately $3,448,650 (including payment of principal accrued interest and certain other costs) of the net sale proceeds to repayment of the remaining debt on the GATX Property, which debt was held by Aegon USA Realty advisors, a Georgia partnership. The remaining proceeds were used to pay off two mortgage loans encumbered by two other Partnership properties with the remainder applied to cash reserves.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(B)  PRO FORMA FINANCIAL INFORMATION

Pro Forma Balance Sheet, March 31, 1996
Pro Forma Statement of Income for Quarter Ended March 31, 1996
Fro Forma Statement of Income for the Year Ended December 31, 1995
Pro Forma Annualized Statement of Taxable Operations and Cash Generated for the
    Year Ended December 31, 1995 (Unaudited)


                        PRO FORMA FINANCIAL STATEMENTS


        The following unaudited pro forma financial statements for the Partnership have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company.

        The statement covers only the properties or interests in entities owning properties which have been disposed of by the Company and does not cover any properties which the Company may acquire or dispose of in the future or any future financings of these properties.

                 CORPORATE PROPERTY ASSOCIATES 5 INCORPORATED
                            PRO FORMA BALANCE SHEET

                                March 31, 1996
                                  (unaudited)


                                                               Historical                Pro Forma Adjustments          Pro Forma
                                                               ----------                ---------------------          ---------
                               Assets:                                                      GATX      Exide/Gould
Land                                                           $ 3,960,767                                             $ 3,960,767
Buildings                                                       22,753,409                                              22,753,409
Accumulated depreciation                                        (8,554,708)                                             (8,554,708)
                                                               -------------------------------------------------------------------
  Real estate accounted for under the operating method          18,159,468                                              18,159,468
Net investment in direct financing leases                       19,339,895                                              19,339,895
Operating real estate                                            7,678,286                                               7,678,286
Real estate held for sale                                       13,772,271              ($8,179,820)                     5,592,451
Cash and cash equivalents                                        3,592,721                9,466,874     ($7,530,189)     5,529,406
Funds in escrow                                                  2,707,100                                               2,707,100
Other assets                                                     2,968,601                  (55,317)                     2,913,284
                                                               -------------------------------------------------------------------
         Total assets                                          $68,218,342               $1,231,737     ($7,530,189)   $61,919,890
                                                               ===================================================================

                Liabilities and Shareholders' Equity:
     Liabilities
Mortgage notes payable                                         $33,120,919              ($3,218,682)    ($7,478,698)   $22,423,539
Note payable to affiliate                                        1,151,000                                               1,151,000
Accrued interest payable                                           147,743                  (23,124)        (51,491)        73,128
Accounts payable and accrued expenses                              510,210                                                 510,210
Accounts payable to affiliates                                     117,618                                                 117,618
Deferred gains & other liabilities                               2,134,498                                               2,134,498
Prepaid rental income                                              110,951                                                 110,951
                                                               -------------------------------------------------------------------
         Total liabilities                                      37,292,939               (3,241,806)     (7,530,189)    26,520,944

     Shareholders' Equity
General partners                                                  (227,266)                 269,729                         42,463
Limited partners                                                31,152,669                4,203,814                     35,356,483
                                                               -------------------------------------------------------------------
          Total shareholders' equity                            30,925,403                4,473,543               -     35,398,946
                                                               -------------------------------------------------------------------
          Total liabilities and shareholders' equity           $68,218,342               $1,231,737     ($7,530,189)   $61,919,890
                                                               ===================================================================

                 CORPORATE PROPERTY ASSOCIATES 5 INCORPORATED
                         PRO FORMA STATEMENT OF INCOME

                     For the Quarter Ended March 31, 1996
                                  (Unaudited)

                                                     Historical                     Pro Forma Adjustments               Pro Forma
                                                     ----------                     ---------------------               ---------
Revenues:                                                                 GATX        Helena      Exide/Gould
                                                                          ----        ------      -----------
  Rental income                                     $ 1,071,969        ($349,650)     ($8,752)                           $ 713,567
  Interest income from direct financing leases          823,158                                                            823,158
  Other interest income                                  28,511                                                             28,511
  Revenue of hotel operations                         1,293,606                                                          1,293,606
                                                    ------------------------------------------------------------------------------
                                                      3,217,244         (349,650)      (8,752)                           2,858,842
                                                    ------------------------------------------------------------------------------

Expenses:
  Interest                                          $   759,171          (69,620)     (12,049)     ($233,700)            $ 443,802
  Depreciation                                          454,234          (95,873)                                          358,361
  General and administrative                            142,885                                                            142,885
  Property expenses                                     117,134           (5,338)      (9,825)                             101,971
  Amortization                                            9,792           (6,146)                                            3,646
  Operating expenses of hotel operations              1,230,044                                                          1,230,044
                                                    ------------------------------------------------------------------------------
                                                      2,713,260         (176,977)     (21,874)      (233,700)          $ 2,280,709
                                                    ------------------------------------------------------------------------------

Income before net gains on sale of real estate          503,984         (172,673)      13,122        233,700               578,133
Net gains on sale of real estate                         90,356                       (90,356)
                                                    ------------------------------------------------------------------------------
Net income                                          $   594,340        ($172,673)    ($77,234)     $ 233,700               578,133
                                                    ==============================================================================

                 CORPORATE PROPERTY ASSOCIATES 5 INCORPORATED
                         PRO FORMA STATEMENT OF INCOME

                     For the Year Ended December 31, 1995
                                  (Unaudited)

                                        Historical                          Pro Forma Adjustments                         Pro Forma
                                        ----------                          ---------------------                         ---------
Revenues:                                                                          Industrial
                                                         GATX         Helena        General    Exide/Gould    Liberty
                                                         ----         ------       ----------  -----------    -------
  Rental income                         $4,642,686    ($1,398,000)   ($530,480)                                           $2,714,206
  Interest income from direct
    financing leases                     3,879,125                                 ($637,322)                              3,241,803
  Other interest income                    307,951                                                                           307,951
  Revenue of hotel operations            6,768,268                                                                         6,768,268
  Other income                             170,107                                    (5,933)                                164,174
                                       ---------------------------------------------------------------------------------------------
                                        15,768,137     (1,398,000)    (530,480)     (643,255)                             13,196,402
                                       ---------------------------------------------------------------------------------------------
Expenses:
  Interest                               3,495,872       (284,774)    (200,752)     (232,240)   ($865,118)                 1,912,988
  Depreciation                           2,065,781       (383,684)    (224,894)                                            1,457,203
  General and administrative               841,920                                                                           841,920
  Property expenses                        810,581         (4,800)     (82,526)     (110,692)              ($174,936.0)      437,627
  Amortization                              33,599        (24,585)                                                             9,014
  Writedown to net realizable value      1,980,550                                                                         1,980,550
  Operating expenses of hotel
    operations                           5,241,370                                                                         5,241,370
                                       ---------------------------------------------------------------------------------------------
                                        14,469,673       (697,843)    (508,172)     (342,932)    (865,118)    (174,936)   11,880,672
                                       ---------------------------------------------------------------------------------------------
Income before net gains on sale
   of real estate                        1,298,464       (700,157)     (22,308)     (300,323)     865,118      174,936     1,315,730

Net gains on sale of real estate           614,234                                 1,719,828                (2,334,062)            -
                                       ---------------------------------------------------------------------------------------------
Net income                              $1,912,698    ($700,157.0)  ($22,308.0)   $1,419,505     $865,118   ($2,159,126)  $1,315,730
                                       =============================================================================================

         CORPORATE PROPERTY ASSOCIATES 5 INCORPORATED AND SUBSIDIARIES


               PRO FORMA STATEMENT OF TAXABLE INCOME FOR THE YEAR
          ENDED DECEMBER 31, 1995 AND AFTER TAX CASH FLOW (UNAUDITED)


Net income per consolidated pro forma
 income for December 31, 1995                                    $ 1,315,730
Differences in depreciation                                       (1,827,201)
Amortization of deferred gains                                       (71,687)
Straight-line lease adjustments                                       49,032
Writedowns to net realizable value                                 1,980,550
                                                                 -----------
    Pro forma taxable income                                       1,446,424
Add:       Depreciation                                            3,284,404
Less:       Principal amortization                                   (57,150)
                                                                 -----------
    Pro forma after tax cash flow                                $ 4,673,678
                                                                 -----------

1.  Basis of Presentation:


        The unaudited pro forma financial statements of Corporate Property Associates 5 (the "Partnership") have been prepared based on the historical financial statements of the Partnership. The pro forma balance sheet of the Partnership has been prepared as if the sale of a property leased to GATX Logistics, Inc. ("GATX") in Hodgkins, Illinois had been completed at March 31, 1996 and the proceeds from the sale had been used to satisfy the mortgage loan encumbering the GATX property. In addition, the pro forma financial statement has been prepared as if a portion of the excess proceeds generated from the GATX property sale were used to pay off and satisfy mortgage loans encumbered by properties leased to Exide Electronics Corporation ("Exide") and Gould, Inc. ("Gould"). In January 1996, the Partnership sold a multi-tenant office building in Helena, Montana for $4,800,000 including the assignment of an existing mortgage lease on the property. In September 1995, the Partnership terminated its lease with Industrial General Corporation ("IGC") and sold three of the four properties which had been leased to IGC. The pro forma financial statements have been prepared to give effect to the Helena and IGC transactions. The pro forma income statement and pro forma statement of taxable income and after tax cash flow have been prepared as if the dispositions of the GATX and Helena properties and the above-mentioned mortgage satisfactions had occurred on January 1, 1995. The pro forma financial information should be read in conjunction with the historical financial statements of the Partnership. The pro forma financial statement should be read in conjunction with the historical financial statements of the Partnership. The pro forma financial results are not necessarily indicative of the financial position of the results of operations had the dispositions occurred on January 1, 1995, nor are they necessarily indicative of the financial position or results of operations for future periods.


2.  Pro Forma Adjustments


A. The net carrying value of the GATX property was reclassified to real estate held for sale at March 31, 1995. After paying off the mortgage loan on the property and writing off deferred financing costs related to such mortgage loan, the gain on the sale will be first allocated to any partners with a negative capital balance and, thereafter, allocated 99% to the Limited Partners and 1% to the Individual General Partner in accordance with the Amended Agreement of Limited Partnership.

B. The mortgage payable balances on the Exide and Gould properties at March 31, 1996 were $1,387,877 and $6,090,822, respectively, with accrued interest thereon of $12,577 and $38,913, respectively.

C. The GATX lease provided for annual rentals of $1,398,000. The property at disposition had a depreciable basis of $11,518,378 with depreciation calculated on a straight-line basis using a 30-year depreciable life; certain improvements were capitalized during the period, accordingly, a full period's depreciation has not been taken on such improvements. Interest expense was calculated based on a loan with an initial balance of $3,500,000 at an annual interest rate of 8.625% and which provided for monthly payment of principal and interest of $33,290 and an amortization schedule of 16 and one-half years. Property expenses consist of certain costs which were specifically identified as relating to the GATX property. Amortization expense was based on deferred financing costs of $122,926 which were being amortized over the 5-year term of the mortgage.

D. The Helena property is a multi-tenant facility and includes a lease with International Business Machines Corporation ("IBM") for approximately 60% of the leasable area. IBM rent was $282,227 annually and was adjusted for financial reporting purposes to reflect straight line rent, primarily due to a lump sum rental payment received in January 1993 which was being recognized as income over the term of the IBM lease. Such adjustment increased IBM's rent for financial reporting purposes by $35,870 for 1995. The remaining 6 tenants contributed $212,383 of rentals. Depreciation expense was based on depreciable assets of $6,623,794 using the 30-year straight line method with improvements of approximately $363,000 placed in service throughout 1995. Interest was calculated based on a mortgage loan with an initial balance of $2,937,000 at an annual interest rate of 7% with monthly payments of principal and interest of $18,800. Property expenses were based on expenses directly attributable to the property, net of reimbursements received from IBM for its share of such expenses. The leases with the other tenants at the property were not net leases; accordingly, certain property expenses were the obligation of the Partnership.

E. In September 1995, the Company terminated its lease with IGC and sold three properties and satisfied a mortgage which collateralized the IGC properties and a property leased to FMP/Rama Company. Rental income, interest expense and property expense relating to IGC has been eliminated. As the IGC lease was a direct financing lease, depreciation was not recorded for financial reporting purposes.

F. Interest expense on the Exide and Gould mortgage loans were calculated as follows. The Exide loan which had an initial balance of A$1,500,000 provided for monthly payments of interest and principal of $14,854.50 based on a thirty-year amortization schedule and an annual interest rate of 11.50%. The Gould loan which had an initial balance of $700,000 provided for monthly payments of principal and interest of $71,153 based on a twenty-five year amortization schedule at an annual interest rate of 11.5%.

G. In December 1994 the Company transferred two properties to its lessee, Liberty Fabrics of New York ("Liberty") even though a final determination of the purchase price had not been determined. No gain was recognized at that time as Liberty, subject to certain conditions, could rescind the property transfer.
The contingencies were subsequently resolved, resulting in such transfer being irrevocable and the gain on sale recognized. The costs related to resolving the contingency and the gain recognized at the time of such resolution have been eliminated from pro forma net income.

H.  Adjustments for pro forma taxable income are as follows:

        1. Depreciation differs between tax and financial reporting as (i) depreciation is taken for tax purposes on all real properties while no depreciation is taken for financial reporting purposes on real property which has been classified as a direct financing lease, and (ii) the depreciable lives for tax purposes differ from the depreciable lives for financial reporting purposes on real property which has been classified as an operating method lease.

        2. Certain gains which were deferred for financing reporting purposes and are being amortized were not deferred for tax reporting purposes. Accordingly, the benefit realized for financial reporting purposes was recognized in prior periods for tax reporting purposes and has been eliminated.

        3. Straight line lease adjustments are not recognized for tax purposes. This adjustment relating to the IBM lease has not been included (see 2D).

        4. Writedowns to net realizable value are based on management's judgment pursuant to Statement of Financial Accounting Standard No. 121. Such writedowns are not deductible for tax purposes.

        5. The depreciation adjustment for after-tax cash flow consists of the sum of (i) pro forma financial reporting depreciation for the year ended December 31, 1995 and (ii) the adjustment for differences in depreciation described above.

        6. Principal amortization is based on actual amortization reported in the Partnership's Statement of Cash Flows for the year ended December 31, 1995 and reduced for principal amortization on the GATX, Helena, Exide, Gould and IGC mortgage loans.

(C)  EXHIBITS

  The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.                   Exhibit                             Page No.
- -----------                   -------                             --------

10.1           Purchase Agreement dated March 28, 1996
               between Corporate Property Associates 5, the seller, CenterPoint Properties
               Corporation as purchaser

10.2           Amendment to Purchase Agreement dated
               April 3, 1996 between Corporate Property
               Associates 5, the seller, CenterPoint
               Properties Corporation as purchaser

                                   SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 28th day of May, 1996.



                                 CORPORATE PROPERTY ASSOCIATES 5

                                 By:  W.P. Carey & Co., Inc.,
                                 its managing general partner



                                 By: \s\Michael D. Roberts
                                    ---------------------------------
                                     Michael D. Roberts
                                     First Vice President and
                                     Controller

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                  Exhibit                                Page No.
- -----------                  -------                                --------



10.1           Purchase Agreement dated March 28, 1996 between
               Corporate Property Associates 5, the seller,
               CenterPoint, Properties Corporation as
               purchaser.



10.2            Amendment to Purchase Agreement dated
                April 3, 1996 between Corporate Property
                Associates 5, the seller, CenterPoint
                Properties Corporation as purchaser